SECURITIES ACT FILE NO. 333-59745



                              PILGRIM INCOME FUNDS

                        SUPPLEMENT DATED OCTOBER 19, 2001
                          TO THE CLASS A, B, C, M AND T
                  INCOME FUNDS PROSPECTUS DATED AUGUST 1, 2001

          CHANGE IN PORTFOLIO MANAGERS FOR PILGRIM HIGH YIELD BOND FUND

Effective October 12, 2001, Mr. Robert Bowman will no longer serve as portfolio manager of the Pilgrim High Yield Bond Fund. The following disclosure replaces the disclosure regarding Mr. Bowman under the section "Management of the Funds - Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund" on page 34 of the Prospectus:

Mr. Greg Jacobs, with more than 7 years of investment experience managing high yield investments, will share responsibility for the day-to-day management of the High Yield Bond Fund with Mr. Kurt Kringelis. Mr. Jacobs, jointly, manages over $2.5 billion in high yield assets for ING Investment Management ("IIM"). Prior to joining IIM in January of 1998, he was an Associate Portfolio Manager, of High Yield and Alternative Investments at Equitable Investment Services from June 1994 to July 1997. From July 1997 to December 1997, Mr. Jacobs was a high yield investment analyst with Protective Asset Management.

Mr. Kurt Kringelis, with 7 years of investment experience managing high yield investments, will share responsibility for the day-to-day management of the High Yield Bond Fund with Mr. Greg Jacobs. Mr. Kringelis jointly manages over $2.5 billion in assets for IIM. Prior to joining IIM in January of 1998, he was an Associate Portfolio Manager, of High Yield and Alternative Investments at Equitable Investment Services from August 1995 to December 1997.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.